Dear Unitholder:

     1996 followed on the heels of a strong 1995 with all of the fund peer group averages posting higher results. The worst performing group, Government Securities, was up 2.6% while the best performing group, EnergyNatural Resources, was up 33.8%. The pattern of low inflation growth and modest economic growth which fueled the strong investment returns of 1995 continued to provide a constructive environment for equity investing in 1996. Growth in the first half of the year was unexpectedly strong which penalized the fixed income markets as many market participants anticipated a rise in wage inflation and thus pushed the yield curve up by about 70 basis points. As we begin 1997, monetary policy would appear to be somewhat restrictive on a historical basis. Should this environment continue or be exacerbated by a tightening of Federal Reserve policy to curb any real or perceived speculative excesses in the financial markets, we believe that quarterly reported economic activity will decline on both a year over year basis and on a sequential basis. This decline in economic activity should restrain employment activity which will hopefully alleviate future wage inflation issues.

     1996 brought to the forefront of the financial press, the issues surrounding the growth in popularity of mutual funds and the explosive growth of assets under management in the mutual fund industry. As the baby boom generation moves through their peak earnings and peak retirement savings age group, there will continue to be an ever larger supply of investment dollars chasing equity investments. In particular, equity mutual funds have reflected the baby boom era's investment appetite for both domestic and international equity participation. Ten years ago the long-term growth peer group was comprised of 247 mutual funds. At the end of 1996 there were 1,138 long-term growth funds. In 1980 the mutual fund industry managed $13.5 billion compared with more than $3 trillion today. Each of the four largest fund families, Fidelity, Vanguard, Merrill Lynch and American, manages larger asset bases than the industry as a whole did in 1980. One of the primary driving forces for this growth has been the popularity of 401 (k) retirement plans which are estimated to have almost $260 billion in mutual funds.

     We are pleased to report that both fund portfolios participated in the industry wide growth of net shareholder subscriptions during 1996 with the Equity and Bond funds increasing by 25.86% and 19.52%, respectively. Coupled with the investment performance for the two funds, the net assets of the Equity and Bond funds rose 49.94% and 22.73%, respectively. We are pleased with the growth of the two funds and have received many requests from current shareholders to open the Funds to accept non-tax qualified investments. In response to this demand, we are in the midst of changing the organizational structure such that we will be able to accommodate taxable as well as tax-qualified investment assets within the next few months.

     As 1997 progresses, we believe that the U.S. economy is of only average strength considering the past eight quarters of growth have averaged around 2.1% which is just slightly above the assumed non-inflationary growth rate of 2.0%. While labor markets remain tight, productivity would appear to be improving and there has been no evidence that producers are able to push higher prices on to the consumer which was reflected in a core consumer price index growth of only 2.6% for 1996.

     The "inflation pipeline" as defined by the core intermediate producer price index was negative last year for the first time since 199 1, when the U.S. economy was in recession. Further evidence that the domestic economy is not growing too fast is supported by the December retail sales data which suggest that the holiday shopping season was not particularly successful. Sales of vehicles during the fourth quarter were no higher than the third quarter and single family home sales were down. These factors coupled with a consumer that would appear to have a fairly high debt service ratio leads us to believe that there may be some significant disappointments in terms of companies lowering their earnings and top line sales guidance to Wall Street, and there will be more earnings disappointments in 1997 than in either of the past two years. This environment will make 1997 a considerably more volatile year than either 1995 or 1996. The market as a whole may progress modestly but the real test for portfolio managers will be to avoid stock positions that turn into disasters due to earnings or sales disappointments and to find those companies who may have been unfairly penalized for a perceived underperformance. Our outlook. therefore, for the equity market is one of cautious optimism in which investors should maintain realistic expectations for their investment portfolios and recognize that the past two years were exceptional in terms of high returns and low volatility.

     The inflation environment continues to be supportive with estimates for 1997 to be generally below 3% and expectations that gross domestic product will slow over the course of the year to the point that the Federal Reserve and the markets as a whole may be comfortable with a lower interest rate environment. The only threat to this outlook would appear to be the Federal Reserve's concerns about undue speculation or jubilance in the financial markets. As was evident in 1994, the Fed tightened interest rates in an effort to remove some of the speculation from the marketplace and both equities and bonds posted dismal returns for the year. If we can avoid that scenario, we believe that interest rates will trend downward which should, in general, support both the fixed income and equity arenas.


THE EQUITY PORTFOLIO

     1996 was a good year for the Equity Portfolio. As the accompanying graph indicates, the Equity Fund led both the S&P 500 and the long-term growth peer group for ten of the twelve months of the year. Unfortunately, a severe correction in the telecommunications sector, LCI International
(LCI) and Frontier, a prolonged decline in Paychex, and confusion surrounding the strength of a recent product announcement from U. S. Robotics (USRX), led to weak performance in the month of December, which caused the Fund to underperform the S&P 500 for the year as a whole. We believe that the market has unfairly depressed the shares of LCI and USRX and that both positions will be strong performers in 1997.

     Although disappointed in the year-end correction in our performance we were enthusiastic that our 1996 performance placed us roughly in the top quartile of the long-term growth funds measured by CDA/Wiesenberger. In addition, we have developed a broad based position in the pharmaceutical industry which we believe have exciting product pipelines and will continue to post strong top line sales growth and above market average dividend yields at reasonable market valuations. The fact that this sector is not sensitive to the country's economic cycle will prove, we believe, to be an important distinction as the domestic economic picture becomes more clear.

 THE BOND PORTFOLIO

     Although 1995 was a spectacular year for the Bond Fund, 1996 provided more modest results. The Bond Fund underperformed both the Lehman Brothers Intermediate Government and Corporate Bond Index as well as the Corporate Bond Fund peer group average. While a disappointing performance for the year, the Bond Fund's three year investment track record as measured by CDA /Wiesenberger was ranked number 28 out of 412 funds which places it in the top decile of performance for corporate bond funds. Performance was impaired by our decision to alter the composition of the fund to favor higher credit quality issues such as U. S. Treasury issues from BBB rated corporate issues. As might be expected, with the improved credit quality comes a cost of current yield. If we are correct in our assumption that the economy is slowing and there will be a higher level of earnings disappointments, we believe that a shift to higher quality components of the Bond Fund will be rewarded throughout 1997. We also believe that fixed income funds, in general, will post better returns in 1997 than 1996 due to a decline in the overall interest rate environment.

                              Cordially,


                              Robert J. Craugh
                              Chairman, Supervisory Committee



                              Gregory S. MacKay
                              Treasurer



                              Robert J. Swartout
                              Secretary



            CANANDAIGUA NATIONAL COLLECTIVE INVESTMENT
                     FUND FOR QUALIFIED TRUSTS


SUPERVISORY COMMITTEE

Robert J. Craugh, Canandaigua, New York
Chairman
Retired, former Senior Vice President-Operations
The Canandaigua National Bank and Trust Company

Robert N. Coe, Bloomfield, New York
President and co-owner, W.W. Coe and Sons, Inc.
(Independent insurance agency)

Donald C. Greenhouse, Canandaigua, New York
President and Owner, Seneca Point Associates, Inc.
(Business and consulting firm)

Gregory S. MacKay, Canandaigua, New York
Treasurer, Canandaigua National Corporation
Senior Vice President, The Canandaigua National Bank and Trust Company

Robert J. Swartout, Macedon, New York
Vice President and Investment Officer
The Canandaigua National Bank and Trust Company

OFFICERS:

Robert J. Craugh, Chairman
Gregory S. MacKay, Treasurer
Robert J. Swartout, Secretary

OFFICES  OF  CANANDAIGUA  NATIONAL COLLECTIVE INVESTMENT FUND FOR QUALIFIED
TRUSTS:

72 South Main Street
Canandaigua, New York 14424

INVESTMENT ADVISOR AND TRANSFER AGENT OF ASSETS:

The Canandaigua National Bank and Trust Company
72 South Main Street
Canandaigua, New York 14424

CUSTODIAN OF ASSETS:

The Northern Trust Company
50 South La Salle Street
Chicago, Illinois 60675

LEGAL COUNSEL:

Underberg & Kessler LLP
1800 Chase Square
Rochester, New York 14604

INDEPENDENT AUDITORS:

Morga Jones & Hufsmith, P.C.
25 North Street
Canandaigua, New York 14424

BOND PORTFOLIO SINCE INCEPTION
HOW A $10,000 INVESTMENT HAS GROWN

                BOND       LEHMAN INTERMEDIATE     CDA/WIESENBERGER
             PORTFOLIO        GOV/CORP             CORP. BOND FUND AVG

DEC-92          10,000           10,000                 10,000
DEC-93          10,258           10,879                 10,952
DEC-94           9,920           10,669                 10,609
DEC-95          12,087           12,305                 12,273
DEC-96          12,645           12,803                 12,764

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE

EQUITY PORTFOLIO SINCE INCEPTION
HOW A $10,000 INVESTMENT HAS GROWN

                EQUITY        S&P 500         CDA/WIESENBERGER
                PORTFOLIO     COMPOSITE       LONG-TERM GROWTH AVG.

DEC-92          10,000          10,000           10,000
DEC-93          10,576          11,006           11,177
DEC-94          10,634          11,145           11,004
DEC-95          13,376          15,319           14,313
DEC-96          16,270          18,819           17,016

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE

                CANANDAIGUA NATIONAL COLLECTIVE
                INVESTMENT FUND FOR QUALIFIED TRUSTS

                FINANCIAL STATEMENTS AS OF
                DECEMBER 31, 1996
                TOGETHER WITH INDEPENDENT AUDITORS' REPORT

                             TABLE OF CONTENTS

Independent Auditors' Report
Statement of Assets and Liabilities
Statement of Operations
Statement of Changes in Net Assets
Schedule of Portfolio Investments:
      - Bond Portfolio
      - Equity Portfolio
Notes to Financial Statements
Selected Per-Share Data and Ratios

                         INDEPENDENT AUDITORS' REPORT



To: Board of Directors
Canandaigua National Collective Investment
Fund for Qualified Trusts


We have audited the accompanying statement of assets and liabilities of Canandaigua National Collective Investment Fund for Qualified Trusts including the schedule of portfolio investments, as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for the years ended December 31, 1996 and 1995 and the selected per-share data and ratios for the years ended December 31, 1996, 1995, 1994, 1993, and for the period from inception (September 9, 1992) through December 31, 1992. These financial statements and per-share data and ratios are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and per-share data and ratios based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per-share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provides a reasonable basis for our opinion.

In our opinion, the financial statements and selected per-share data and ratios referred to above present fairly, in all material respects, the financial position of Canandaigua National Collective Investment Fund for Qualified Trusts as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for the years ended December 1996 and 1995, and the selected per-share data and ratios for the years ended December 31, 1996, 1995, 1994, 1993, and for the period of inception (September 9, 1992) through December 31, 1992, in conformity with generally accepted accounting principles.



/S/  MORGA JONES AND HUFSMITH P.C.

Canandaigua, New York
January 24, 1996

CANANDAIGUA NATIONAL COLLECTIVE INVESTMENT FUND
FOR QUALIFIED TRUSTS

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 1996

                                                                     Portfolio

                                                                Bond            Equity                  Total


        ASSETS

INVESTMENT SECURITIES AT MARKET (bond portfolio cost -
  $483,520; equity portfolio cost - $11,639,993)                $ 476,845       $ 12,419,478       $  12,896,323

CASH AND CASH EQUIVALENT                                           16,393             45,652              62,045

RECEIVABLES FOR:

  Sale of investments                                                   -            815,243             815,243
  Dividends and accrued interest                                    8,658             16,575              25,233

      Total assets                                                501,896         13,296,948          13,798,844


        LIABILITIES


PAYABLES FOR:

  Purchases of investments                                               -          (638,982)           (638,982)
  Investment management fees                                          (213)          (10,799)            (11,012)
  Professional fees                                                   (170)           (3,031)             (3,201)
  Custodial fees                                                      (246)             (329)               (575)

      Total liabilities                                               (629)         (653,141)           (653,770)

NET ASSETS AT DECEMBER 31, 1996: (equivalent to $12.54
  per unit for bond portfolio and $16.67 per unit
  for equity portfolio, based on 39,981 units and
  758,660 units outstanding for bond and equity
  portfolios, respectively)                                      $ 501,267      $ 12,643,807       $  13,145,074

The accompanying notes are an integral part of these financial statements.

CANANDAIGUA NATIONAL COLLECTIVE INVESTMENT FUND
FOR QUALIFIED TRUSTS

STATEMENT OF OPERATIONS

For the Year Ended December 31, 1996

                                                                Portfolio

                                                       Bond             Equity          Total

INVESTMENT INCOME:

  Interest income                                    $ 29,045       $    3,751        $   32,796
  Dividend income                                       1,330          119,413           120,743

      Total investment income                          30,375          123,164           153,539

EXPENSES:

  Investment management fees                           (2,442)        (108,183)         (110,625)
  Custodial fees                                       (2,400)          (2,921)           (5,321)
  Professional fees                                      (432)          (8,573)           (9,005)

      Total expenses                                   (5,274)        (119,677)         (124,951)

      Net investment income                            25,101            3,487            28,588

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:

  Net realized gain (loss)                               (789)       1,418,848         1,418,059
  Net unrealized gain (loss)                          (11,226)         608,639           597,413

        Net realized and unrealized
        gain (loss) on investments                    (12,015)       2,027,487         2,015,472

NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS:                         $ 13,086       $2,030,974        $2,044,060


The accompanying notes are an integral part of these financial statements.

CANANDAIGUA NATIONAL COLLECTIVE INVESTMENT FUND
FOR QUALIFIED TRUSTS

STATEMENT OF CHANGES IN NET ASSETS

For the Years Ended December 31, 1996 and 1995

                                                            Portfolio

                                                       Bond             Equity               Total

FOR THE YEAR ENDED DECEMBER 31, 1996 -
OPERATIONS:
  Net investment income                              $   25,101        $    3,487         $   28,588
  Net realized gain (loss) on investments                  (789)        1,418,848          1,418,059
  Net unrealized gain (loss) on investments             (11,226)          608,639            597,413

        Net increase in net assets resulting
        from operations                                  13,086         2,030,974          2,044,060

UNIT SHARE TRANSACTIONS:
  Proceeds from units sold
  (12,951 and 178,976 units in the bond and
    equity funds, respectively)                         156,277         2,729,159          2,885,436
  Cost of units purchased
  (6,310 and 35,580 units in the bond and
    equity funds, respectively)                         (76,541)         (548,895)          (625,436)

      Net increase in net assets resulting from
      unit transactions                                  79,736         2,180,264          2,260,000

TOTAL INCREASE IN NET ASSETS                             92,822         4,211,238          4,304,060

  NET ASSETS - beginning of year                        408,445         8,432,569          8,841,014

  NET ASSETS - end of year                           $  501,267      $ 12,643,807       $ 13,145,074

FOR THE YEAR ENDED DECEMBER 31, 1995 -

OPERATIONS:
  Net investment income                              $   23,752      $     23,121       $     46,873
  Net realized gain (loss) on investments                  (665)        1,254,685          1,254,020
  Net unrealized gain on investments                     42,615           269,048            311,663

      Net increase in net assets resulting from
      operations                                         65,702         1,546,854          1,612,556

UNIT SHARE TRANSACTIONS:
  Proceeds from units sold
  (7,521 and 130,447 units in the bond and
    equity funds, respectively)                          91,141         1,664,731          1,755,872
  Cost of units purchased
  (4,322 and 45,578 units in the bond and
    equity funds, respectively)                         (46,524)         (555,722)          (602,246)

      Net increase in net assets resulting from
      unit transactions                                  44,617         1,109,009          1,153,626

TOTAL INCREASE IN NET ASSETS                            110,319         2,655,863          2,766,182

  NET ASSETS - beginning of period                      298,126         5,776,706          6,074,832

  NET ASSETS - end of period                          $ 408,445       $ 8,432,569        $ 8,841,014

The accompanying notes are an integral part of these financial statements.

CANANDAIGUA NATIONAL COLLECTIVE INVESTMENT FUND
FOR QUALIFIED TRUSTS

SCHEDULE OF PORTFOLIO INVESTMENTS

December 31, 1996

BOND PORTFOLIO

                                                             Cost                      Market Value


                                                                                                Percentage
                                                                                Amount          of  Net Assets
INVESTMENT SECURITIES

U.S. GOVERNMENT NOTES & BONDS:

 20,000  US Treasury Note, 7.000%, July 15, 2006         $  19,977              $  20,781          4.15%
 10,000  US Treasury Bond, 5.875%, November 15, 2005         9,981                  9,647          1.92%
 15,000  US Treasury Note, 5.750%, September 30, 1997       14,969                 14,991          2.99%
 10,000  US Treasury Note, 6.125%, May 15, 1998              9,989                 10,022          2.00%
 15,000  US Treasury Note, 6.250%, August 31, 2000          14,924                 15,056          3.00%
 25,000  US Treasury Note, 6.125%, September 30, 2000       24,983                 24,984          4.98%
 10,000  US Treasury Note, 5.500%, December 31, 2000        19,822                 19,538          3.90%
 15,000  US Treasury Note, 5.250%, January 31, 2001         14,928                 14,544          2.90%
 25,000  US Treasury Note, 5.625%, February 15, 2006        24,955                 23,664          4.72%
 25,000  US Treasury Note, 6.125%, March 31, 1998           24,991                 25,055          5.00%
 20,000  US Treasury Note, 6.375%, March 31, 2001           19,966                 20,131          4.02%
 25,000  US Treasury Note, 6.875%, May 15, 2006             24,939                 25,773          5.14%
 10,000  US Treasury Note, 5.250%, January 31, 2001          9,759                  9,691          1.93%

        Total U.S. Government Notes and Bonds              234,183                233,877         46.66%

CORPORATE BONDS:

 Capital Equipment
  Aerospace & Military Technology
   15,000 Lockheed Martin Corporation., 6.750%,
        March 15, 2003                                      15,900                 14,949          2.98%

   Total Capital Equipment                                  15,900                 14,949          2.98%

 Consumer Goods
  Beverage & Tobacco
   20,000 Coca-Cola Company, 6.000%, July 15, 2003          19,962                 19,434          3.88%
   20,000 R.J.R Nabisco Holdings Corp., 6.700%,
        June 15, 2002                                       19,505                 19,718          3.93%

  Retail Trading
   25,000 Sears Roebuck & Company, 6.250%,
        January 15, 2004                                    23,680                 24,121          4.81%

  Specialty Chemicals
   25,000 Eastman Chemical Company, 6.375%,
        January 15, 2004                                    25,141                 24,306          4.85%

   Total Consumer Goods                                     88,288                 87,579         17.47%

Finance

  Banking
   30,000 Citicorp, 6.750%, August 15, 2005                 30,854                 29,441          5.87%

  Financial Services
   10,000 Ford Motor Credit Co., 6.850%, August 15, 2000    10,004                 10,106          2.02%
   20,000 General Electric Capital Corp. 5.500%,
        November 1, 2001                                    19,940                 19,114          3.81%
   30,000 Merrill Lynch & Company, Inc. 6.250%,
        October 15, 2008                                    29,681                 27,898          5.57%
   20,000 Salomon Inc., 6.750%, August 15, 2003             19,905                 19,453          3.88%

   Total Finance                                           110,384                106,012         21.15%

 Services

  Telecommunications
   20,000 Pacific Bell, 6.250%, March 01, 2005              19,600                 19,203          3.83%

   Total Services                                           19,600                 19,203          3.83%

   Total Corporate Bonds                                   234,172                227,743         45.43%

PREFERRED STOCK:

 Finance

  Financial Services
   600 The Bear Stearns Companies, Inc.,  Class B           15,165                 15,225          3.04%

        Total Preferred Stock                               15,165                 15,225          3.04%

TOTAL INVESTMENT SECURITIES                                483,520                476,845         95.13%

CASH AND CASH EQUIVALENT:

 Canandaigua National Bank Collective Fixed Income       $  16,393              $  16,393          3.27%




EXCESS OF RECEIVABLES OVER PAYABLES                          8,029                  8,029          1.60%

NET ASSETS                                               $ 507,942              $ 501,267        100.00%

The accompanying notes are an integral part of these financial statements.

CANANDAIGUA NATIONAL COLLECTIVE INVESTMENT FUND
FOR QUALIFIED TRUSTS

SCHEDULE OF PORTFOLIO INVESTMENTS

December 31, 1996

EQUITY PORTFOLIO

                                                        Cost                            Market Value
                                                                                                Percentage
                                                                                Amount          of  Net Assets
INVESTMENT SECURITIES

COMMON STOCK:

  Capital Equipment
   Aerospace & Military Technology
      4,000 Lockheed Martin Corporation                 $   354,151          $ 366,000                  2.89%

   Electrical & Electronics
      3,500 General Electric Co.                            338,616            346,063                  2.74%

   Farm Machinery
    22,000 AGCO Corporation                                 531,811            629,750                  4.98%
    15,000 Deere & Company                                  675,086            609,375                  4.82%

   Semiconductors
      4,500 Intel Corporation                               585,206            589,219                  4.66%
      8,500 Vitesse Semiconductor Corporation               309,514            386,750                  3.06%*

   Industrial Technology
    11,000 U.S. Robotics Corp.                              511,068            792,000                  6.26%*

    Total Capital Equipment                               3,305,452          3,719,157                 29.41%

  Consumer Goods
   Beverage & Tobacco
      6,500 Anheuser Busch Companies, Inc.                  265,664            260,000                  2.06%

   Pharmaceutical
      3,500 American Home Products Corp.                    207,367            205,188                  1.62%
      2,500 Bristol-Myers Squibb Co.                        269,684            271,875                  2.15%
      4,500 Merck & Co., Inc.                               275,055            356,625                  2.82%
      4,000 Schering-Plough Corp.                           261,989            259,000                  2.05%
      5,000 Smithkline Beecham, p.l.c.                      321,234            340,000                  2.69%
      4,000 Warner-Lambert Co.                              315,489            300,000                  2.37%

    Total Consumer Goods                                  1,916,482          1,992,688                 15.76%

  Software
   Software
    12,500 ORACLE Corporation                               503,697            521,875                  4.13%*
    20,000 Platinum Technology, Inc.                        265,009            272,500                  2.16%*
     6,000 CISCO Systems, Inc.                              349,777            381,750                  3.02%*

    Total Software                                        1,118,483          1,176,125                  9.30%

  Finance
   Banking
      2,300 Wells Fargo & Co.                               638,982            620,425                  4.91%

   Financial Services
     9,000 American Guaranty Corporation                    207,009            231,750                  1.83%*
    15,000 First USA, Inc.                                  435,581            519,375                  4.11%
    12,000 MBNA Corporation                                 358,460            498,000                  3.94%

    Total Finance                                         1,640,032          1,869,550                 14.79%

  Services
   Entertainment
      4,000 Walt Disney Co.                                 252,610            278,500                  2.20%

   Business & Public Services
    11,450 Paychex, Inc.                                    501,117            588,958                  4.66%
    10,000 First Data Corporation                           373,709            365,000                  2.89%

   Telecommunications
    19,000 Frontier Corporation                             426,675             429,875                 3.40%
    29,000 LCI International, Inc.                          807,602             623,500                 4.93%*
    24,000 World Communications, Inc.                       511,482             625,500                 4.95%*

   Transportation
    20,000 Southwest Airlines Company                       485,436             442,500                 3.50%

    Total Services                                        3,358,631           3,353,833                26.53%

  Specialty Chemical
   Specialty Chemical
      2,500 Morton International, Inc.                      102,184             101,875                 0.81%

    Total Specialty Chemical                                102,184             101,875                 0.81%

  Multi-Industry
   Multi-Industry
      6,000 US Industries Group, Inc.                       198,729             206,250                 1.63%

    Total Multi-Industry                                    198,729             206,250                 1.63%

TOTAL INVESTMENT SECURITIES (COMMON STOCK)              $11,639,993         $12,419,478                98.23%

CASH AND CASH EQUIVALENT:

  Canandaigua National Bank Collective Equity Fund      $    45,652          $   45,652                 0.36%

EXCESS OF RECEIVABLES OVER PAYABLES                         178,677             178,677                 1.41%

NET ASSETS                                              $11,864,322         $12,643,807               100.00%

* Non-income producing securities.
The accompanying notes are an integral part of these financial statements.

                CANANDAIGUA NATIONAL COLLECTIVE
              INVESTMENT FUND FOR QUALIFIED TRUSTS

                   NOTES TO FINANCIAL STATEMENTS
                       DECEMBER 31, 1996



(1)     ORGANIZATION

Canandaigua National Collective Investment Fund for Qualified Trusts (the Collective Trust) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The Collective Trust is designed for the investment of retirement funds held in certain qualified trusts. The Collective Trust was formed in September, 1992.

The Canandaigua National Bank and Trust Company (the Company) is the trustee of the Collective Trust (see Note 3).


(2)     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

USE OF ESTIMATES -

The financial statements have been prepared in conformity with generally accepted accounting principlesand as such include amounts based on informed estimates and judgments of management withconsideration given to materiality. Actual results could differ from those estimates.

CASH AND CASH EQUIVALENTS -

Interest bearing cash accounts are considered cash equivalents.

VALUATION OF INVESTMENT SECURITIES AND INCOME RECOGNITION -

Investments consist of debt and equity investment securities of the United States (U.S.) government and of corporations whose securities are traded on recognized U.S. securities exchanges. Investment securities are stated at market value based upon closing sales prices reported on recognized securities exchanges on the last business day of the year or, for listed securities having no sales reported and for unlisted securities, upon last reported bid prices on that date. The market value of investment securities is subject to daily fluctuations. Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to the Collective Trust if acquired within 60 days of maturity or, if already held by the Collective Trust on the 60th day, based on the value determined on the 61st day. Securities for which quotations are not readily available are valued at fair value as determined in good faith by the Supervisory Committee of the Collective Trust.

The fair value of receivables for sale of investments and payables for purchase of investments are based on fair values as of the date of sale or purchase of the investment security.

The estimated fair value of individual investment securities held at December 31, 1996 are disclosed inthe accompanying Schedule of Portfolio Investments.

As is customary in the industry, securities transactions are accounted for on the date the securities are purchased or sold. Interest income is reported on the accrual basis. Dividend income is recorded on the ex-dividend date.

INCOME TAXES -

It is the policy of the Collective Trust to comply with applicable requirements of the Internal Revenue Code. The Collective Trust is exempt from Federal income tax under Section 408 (e) of the Internal Revenue Code with respect to interests in the Collective Trust which are attributable to individual retirement trust accounts maintained in conformity with Section 408 (e) of the Internal Revenue Code, and exempt from Federal income tax under Section 501 (a) of the Internal Revenue Code with respect to interests in the Collective Trust which are attributable to pension or profit-sharing trusts (including those benefiting self-employed individuals) maintained in conformity with Section 401
(a) of the Internal Revenue Code. The Collective Trust is also not subject to taxation in New York State. For Federal income tax purposes, income earned by the Collective Trust is not taxable to participating trusts or participants until a participant receives a distribution from the Collective Trust. Withdrawals from the Collective Trust which are paid to participating trusts can be made at any time by participating trusts without penalty and without the amount withdrawn being subject to Federal income tax.

VALUATION OF SHARE UNITS -

The Declaration of Trust provides that the Collective Trust may issue an unlimited number of units of beneficial interest without par value. Currently, the Collectvie Trust is offering units in a bond and a stock portfolio. The unit shares are voting, fully paid, non-assessable, and have no preemptive rights or preferences as to conversion, exchange, dividends, retirement, or other features. At December 31, 1996, the majority of unit holders are located in New York State. The net asset value per unit of each portfolio is determined by dividing the total value of the portfolio's net assets by the number of outstanding units of the portfolio. The net assets value per unit in the accompanying financial statements is calculated in consideration of all purchases and sales transacted during the year.


(3)     AGREEMENTS

The Company is the trustee of the Collective Trust under a Declaration of Trust dated September 9, 1992. Subject to the direction of the Supervisory Committee of the Collective Trust, which performs the duties and undertakes the responsibilities of the Board of Directors of an investment company, the Company manages all of the business and affairs of the Collective Trust.

The Collective Trust has entered into an Investment Management Agreement with the Company dated October 6, 1992. Under the terms of the agreement, the Company will manage the investment of the assets of each retirement portfolio in conformity with the stated objectives and policies of that portfolio. For these services, the Collective Trust will pay investment management fees to the Company, at the rate of 1% of assets annually. During 1994 the Supervisory Committee authorized a reduction of this fee for the bond portfolio to .5%.

In addition, the Company is responsible for certain other expenses incurred in the administration of the Collective Trust. The Company will reimburse the Collective Trust for the amount by which the expenses exceed the lower of (1) 1.5% of the average daily value of the Collective Trust's net assets during its fiscal year or (2) the most restrictive expense limitation applicable to the Collective Trust imposed by the securities laws of any state in which the units of the Collective Trust are sold.

The Northern Trust Company acts as custodian of the assets of the Collective Trust. Custodial fees paid by the Collective Trust are based on an agreed fee schedule for asset holdings and transactions.

The Collective Trust has entered into an accounting service agreement with American Data Services, Inc., for a three year period beginning January 1, 1996. Fees are based on monthly average net assets per portfolio. The agreement calls for an annual increase in fees based on a defined increase in the Consumer Price Index for the Northeast region. These fees are paid by the Company as part of its responsibility in the administration of the Collective Trust.

(4)     OTHER  DISCLOSURES:

INVESTMENT SECURITIES PURCHASES AND SALES -

During the year ended December 31, 1996, purchases and sales of investment securities, excluding cash and cash equivalent, amounted to the following:

                                PORTFOLIO
                                BOND              EQUITY
Purchases                     $ 248,636        $ 38,237,652
Sales                         $ 147,827        $ 36,180,749

The following is a summary of investment security activity since June 30, 1996:

                                PORTFOLIO
                                BOND              EQUITY
Purchases                     $ 69,511        $ 22,614,191
Sales -
       Cost                  $ 109,091        $ 20,830,965
       Gain (loss)              (1,077)          1,011,762
       Total                 $ 108,014        $ 21,842,727


UNREALIZED GAINS (LOSSES) ON INVESTMENTS -

Gross unrealized gains (losses) on investments as of December 31, 1996 are as follows:
                                PORTFOLIO
                                BOND         EQUITY
Gross unrealized gains         $ 756        $ 1,126,130
Gross unrealized (losses)   ($ 7,431)        ($ 346,645)

CANANDAIGUA NATIONAL COLLECTIVE INVESTMENT FUND
FOR QUALIFIED TRUSTS

SELECTED PER-SHARE DATA AND RATIOS

                                                                Portfolio

                                                             Bond                                       Equity
                                              1996    1995    1994    1993   1992(a)     1996    1995    1994    1993   1992(a)
                                                                    (restated)                                 (restated)
PER SHARE INCOME AND
CAPITAL CHANGES
(For a share outstanding
throughout each period):

Investment income                             $ 0.75  $ 0.91  $ 0.70   $ 0.53  (b)        $ 0.18  $ 0.18  $ 0.19  $ 0.30   (b)
Expenses                                       (0.13)  (0.10)  (0.08)   (0.11) (b)         (0.17)  (0.14)  (0.12)  (0.12)  (b)

  Net investment income                         0.62    0.81    0.62     0.42  (b)          0.01    0.04    0.07    0.18   (b)

Net realized and unrealized gain
        on investments                         (0.33)   1.43   (1.09)       -  (b)          2.95    2.78   (0.03)   0.41   (b)

  Net increase (decrease) in
  net asset value                               0.29    2.24   (0.47)    0.42  (b)          2.96    2.82    0.04    0.59   (b)

Net asset value:

  Beginning of period                          12.25   10.01   10.48    10.06   -          13.71   10.89   10.85   10.26    -

  End of period                               $12.54  $12.25  $10.01   $10.48  $10.06    $ 16.67  $13.71  $10.89  $10.85  $10.26


RATIOS OF TOTAL EXPENSES TO
AVERAGE NET ASSETS                              1.09%   0.89%   0.77%    1.14%  (b)         1.12%   1.11%   1.09%   1.18%   (b)

RATIO OF NET INVESTMENT INCOME TO
 AVERAGE NET ASSETS                             5.17%   7.11%   6.16%    4.18%  (b)         0.03%   0.32%   0.69%   1.70%   (b)

PORTFOLIO TURNOVER                             30.46%  14.13%  24.45%   62.96%  (b)       337.27% 375.30% 234.81% 165.68%   (b)

NUMBER OF SHARES OUTSTANDING
AT END OF PERIOD                               39,981  33,340  29,788   52,972   6,008    758,660 615,264 530,395 286,395   9,086

(a)  For the period of inception (September 9, 1992) through December 31, 1992.
(b)  Insignificant.

The accompanying notes are an integral part of these financial statements.